                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      25
             NOTES TO FINANCIAL STATEMENTS      30
                DIVIDEND REINVESTMENT PLAN      34
    TRUST OFFICERS AND IMPORTANT ADDRESSES      36

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VKA
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               11.20%       4.82%
---------------------------------------------------------------------------
One-year total return                                19.44%      12.85%
---------------------------------------------------------------------------
Five-year average annual total return                 5.86%       6.81%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             5.72%       6.80%
---------------------------------------------------------------------------
Commencement date                                               9/25/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.53%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     8.64%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                                3.85%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                                3.75%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                                3.75%
---------------------------------------------------------------------------
Preferred share (Series D) rate(5)                                3.90%
---------------------------------------------------------------------------
Net asset value                                                  $15.88
---------------------------------------------------------------------------
Closing common stock price                                     $13.9900
---------------------------------------------------------------------------
Six-month high common stock price (02/15/01)                   $14.4000
---------------------------------------------------------------------------
Six-month low common stock price (12/04/00)                    $12.6250
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  61.1%
- AA/Aa..............  22.4%
- A/A................   7.0%
- BBB/Baa............   9.3%
- BB/Ba..............   0.2%


                                     [PIE CHART]
As of October 31, 2000
- AAA/Aaa............  57.7%
- AA/Aa..............  13.8%
- A/A................  16.6%
- BBB/Baa............  11.8%
- BB/Ba..............   0.1%


                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0670
12/00                                                                           0.0645
1/01                                                                            0.0645
2/01                                                                            0.0645
3/01                                                                            0.0645
4/01                                                                            0.0645

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Transportation                                                             13.60                              13.80
General Purpose                                                            12.90                              10.80
Health Care                                                                12.10                              10.60
Single-Family Housing                                                       9.80                              10.70
Industrial Revenue                                                          9.40                              12.10

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1992 through April 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/92                                                                      15.0000                            15.0000
                                                                          14.9600                            14.9600
                                                                          15.4000                            14.2500
                                                                          16.2100                            15.2500
                                                                          16.6300                            15.2500
9/93                                                                      17.2500                            16.1250
                                                                          17.0800                            15.7500
                                                                          15.1600                            14.0000
                                                                          14.9400                            14.2500
9/94                                                                      14.6500                            13.0625
                                                                          13.8800                            12.7500
                                                                          15.2400                            14.5000
                                                                          15.1800                            14.5000
9/95                                                                      15.3500                            13.8750
                                                                          16.2000                            14.6250
                                                                          15.4300                            14.8750
                                                                          15.2300                            14.6250
9/96                                                                      15.5600                            14.7500
                                                                          15.7600                            13.8750
                                                                          15.4100                            14.0000
                                                                          15.8900                            14.8750
9/97                                                                      16.3300                            15.0625
                                                                          16.6600                            15.3120
                                                                          16.6400                            15.2500
                                                                          16.6500                            15.3125
9/98                                                                      17.1100                            16.1250
                                                                          16.8700                            16.5000
                                                                          16.6800                            15.5625
                                                                          15.8500                            14.7500
9/99                                                                      15.2800                            13.5000
                                                                          14.6900                            12.7500
                                                                          15.0900                            12.6875
                                                                          15.0900                            12.6875
9/00                                                                      15.3800                            13.1875
                                                                          16.1700                            13.3750
                                                                          16.3700                            14.1200
4/01                                                                      15.8800                            13.9900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. DENNIS S. PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE AUGUST 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID
    THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally.

Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's new monthly dividend of $0.0645 per share translates to a distribution rate of 5.53 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 8.64 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 11.20 percent based on market price. This reflects an increase in market price from $12.94 per share on October 31, 2000, to $13.99 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO
    THESE CONDITIONS IN
    MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over
the course of the reporting period, due in part to added investment in high-grade bonds. In some cases, credit rating upgrades were awarded to issuers with improving credit characteristics and these helped enhance the quality of the portfolio.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    The portfolio also held a fairly significant portion of its assets in housing bonds, but these issues, which tend to have higher yields, continue to be gradually called out of the portfolio over time. We did make some changes that improved the overall call protection of the portfolio, primarily by selling bonds scheduled to be refunded in 2001 or early 2002. Rather than waiting for these issues to be called, we sold them when we believed the selling price outweighed their relative contribution to the portfolio.

    We also sold discounted longer-term bonds, most of which were issued by New York municipalities, and exchanged into other more favorably valued issues, enabling us to capture some of the yield differential created by the strong demand in the New York municipal market.

    When replacing these securities, we sought out issues that we believed would provide attractive income and relative value. Most often, these new investments were in the intermediate portion of the yield curve, primarily securities with maturities in the 7-to-15-year range. Other investments were in longer-term, higher-coupon bonds that helped us to replace some of the New York issues we sold. We believe that these opportunities to invest in high-grade securities offered a good balance of risk and reward.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF
    THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated AAA or AA was 83.5 percent of total long-term investments. This includes the trust's increased allocation of AAA rated securities (the highest rating category), which climbed to 61.1 percent as of April 30, 2001, up from 57.7 percent at the start of the period, and an allocation of 22.4 percent in AA rated securities, an increase of
8.6 percent for the period. The trust's allocation of BBB rated bonds stood at
9.3 percent, down by 2.5 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--13.6 percent of long-term investments--consisted of transportation bonds as of April 30, 2001, although this represented a 0.2 percent decrease over the period. General-purpose bonds became the trust's second largest holding, representing 12.9 percent, up from 10.8 percent as of October 31, 2000. Single-family housing bonds dropped by 0.9 percent, to
9.8 percent, and the trust's holdings in industrial revenue bonds fell by 2.7 percent to 9.4 percent.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal
Reserve Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  99.2%
           ALABAMA  0.9%
$ 1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg
           (AMBAC Insd)................................ 5.625%   09/01/24   $  1,020,340
  1,550    Birmingham, AL Arpt Auth Arpt Rev Rfdg
           (AMBAC Insd)................................ 5.500    07/01/14      1,590,563
  2,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
           A (FGIC Insd)............................... 5.000    02/01/41      1,807,920
                                                                            ------------
                                                                               4,418,823
                                                                            ------------
           ALASKA  2.0%
 10,000    Alaska St Hsg Fin Corp Ser A Rfdg........... 5.000    12/01/18      9,603,800
                                                                            ------------

           ARIZONA  1.0%
  1,425    Arizona Cap Facs Fin Corp Student Hsg Rev AZ
           St Univ Proj................................ 6.250    09/01/32      1,440,190
  3,375    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10      3,541,556
                                                                            ------------
                                                                               4,981,746
                                                                            ------------
           ARKANSAS  0.3%
  1,500    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Cent............................... 7.375    02/01/29      1,501,665
                                                                            ------------

           CALIFORNIA  1.8%
  2,630    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj C (FSA Insd)......   *      09/01/20        894,673
  3,865    California Hlth Facs Auth Rev Kaiser
           Permanente Med Cent......................... 5.450    10/01/13      3,880,499
 10,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................   *      01/15/21      2,908,700
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................   *      01/15/25      1,116,450
                                                                            ------------
                                                                               8,800,322
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO  1.0%
$ 8,500    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26   $  1,483,590
    905    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1...................................... 7.900%   12/01/25        967,255
    405    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser D-1 Rfdg................................ 8.000    12/01/24        434,387
  1,087    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser E....................................... 8.125    12/01/24      1,139,758
  1,000    Meridian Metro Dist, CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC: Meridian
           Assoc East)................................. 7.500    12/01/11      1,027,490
                                                                            ------------
                                                                               5,052,480
                                                                            ------------
           CONNECTICUT  0.9%
  3,250    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      3,410,160
  1,000    Hartford, CT Pkg Sys Rev Ser A.............. 6.400    07/01/20      1,020,580
                                                                            ------------
                                                                               4,430,740
                                                                            ------------
           FLORIDA  1.3%
  2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)....................................... 5.950    07/01/20      2,126,460
  4,600    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
           Insd)....................................... 4.750    10/01/27      4,108,030
                                                                            ------------
                                                                               6,234,490
                                                                            ------------
           GEORGIA  1.1%
  1,000    Atlanta, GA Arpt Rev Ser B (FGIC Insd)...... 5.625    01/01/30      1,009,500
  3,770    Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
           Oglethorpe Pwr Corp Scherer Ser A........... 6.800    01/01/12      4,279,704
                                                                            ------------
                                                                               5,289,204
                                                                            ------------
           ILLINOIS  11.9%
    350    Aurora, IL Single Family Mtg Rev Ser B Rfdg
           (GNMA Collateralized)....................... 8.050    09/01/25        378,276
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd).......................................   *      01/01/30        683,625
  2,000    Chicago, IL Brd of Ed (FGIC Insd)........... 5.500    12/01/31      2,000,640
  5,000    Chicago, IL Brd of Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................   *      12/01/28        993,100
  5,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           Intl Terminal (MBIA Insd)................... 6.750    01/01/18      5,175,000
  1,895    Chicago, IL Pk Dist Hbr Facs Rev............ 5.875    01/01/16      1,985,941

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000%   01/01/41   $  4,520,150
  5,000    Chicago, IL Sch Fin Auth Ser A (MBIA
           Insd)....................................... 5.000    06/01/09      5,136,300
  1,000    Chicago, IL Wastewtr Transmission Rev (MBIA
           Insd)....................................... 5.750    01/01/25      1,030,190
  3,000    Cicero, IL Alt Rev Source (Prerefunded @
           12/01/04) (MBIA Insd)....................... 6.500    12/01/14      3,333,780
  6,500    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/23      6,096,415
  2,360    Cook Cnty, IL Cmnty High Sch Dist No 219
           Niles Twp (FSA Insd)........................   *      12/01/11      1,390,512
  2,260    Cook Cnty, IL Cmnty High Sch Dist No 219
           Niles Twp (FSA Insd)........................   *      12/01/12      1,250,481
  2,235    Cook Cnty, IL Cmnty High Sch Dist No 219
           Niles Twp (FSA Insd)........................   *      12/01/13      1,159,876
  2,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.125    11/15/26      1,906,920
  3,110    DuPage Cnty, IL Transn Rev (FSA Insd) (a)... 5.750    01/01/17      3,249,763
  3,695    Illinois Dev Fin Auth Rev Local Govt Pgm
           Aurora East Sch (MBIA Insd).................   *      12/01/16      1,568,934
  2,500    Illinois Hlth Facs Auth Rev Edward Hosp
           Oblig Grp B (FSA Insd)...................... 5.125    02/15/25      2,361,975
  1,500    Illinois Hsg Dev Auth Rev Homeowner Mtg G2.. 6.050    08/01/29      1,546,230
  2,000    Lake Cnty, IL Fst Presv Dist Land
           Acquisition & Dev........................... 5.000    12/15/20      1,911,940
  1,250    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expn Proj (FGIC
           Insd)....................................... 5.375    12/15/18      1,254,937
  1,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expn Proj Rfdg (FGIC
           Insd)....................................... 5.500    12/15/24      1,004,320
  2,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expn Proj Rfdg (FGIC
           Insd)....................................... 5.250    12/15/28      1,936,160
  5,000    Regional Tran Auth IL Ser B (AMBAC Insd).... 8.000    06/01/17      6,542,200
  1,150    Will Cnty, IL Cmnty Sch Dist 365U Vly View
           Ser B (FSA Insd)............................   *      11/01/15        525,768
                                                                            ------------
                                                                              58,943,433
                                                                            ------------
           INDIANA  1.5%
  4,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
           Hosp Proj (MBIA Insd)....................... 6.850    07/01/22      4,188,800
  2,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)................... 7.000    08/15/15      2,372,880

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           INDIANA (CONTINUED)
$ 1,220    North Adams, IN Cmnty Sch Cap Appr First Mtg
           (FSA Insd)..................................   *      07/15/16   $    528,272
  1,230    North Admas, IN Cmnty Sch Cap Appr First Mtg
           (FSA Insd)..................................   *      01/15/17        512,627
                                                                            ------------
                                                                               7,602,579
                                                                            ------------
           KANSAS  0.5%
    835    Sedgwick & Shawnee Cntys, KS Single Family
           Rev Coll Mtg Ser A Rfdg (GNMA
           Collateralized)............................. 8.050%   05/01/24        918,558
  1,370    Sedgwick Cnty, KS Single Family Mtg Rev Coll
           Ser A Rfdg (GNMA Collateralized)............ 8.125    05/01/24      1,476,339
                                                                            ------------
                                                                               2,394,897
                                                                            ------------
           KENTUCKY  2.5%
  7,750    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A...................... 7.125    02/01/21      8,012,570
  4,450    Louisville & Jefferson Cnty, KY Met Swr Dist
           Drainage Rev Rfdg (MBIA Insd)............... 5.300    05/15/19      4,426,860
                                                                            ------------
                                                                              12,439,430
                                                                            ------------
           LOUISIANA  2.0%
  1,920    Louisiana Hsg Fin Agy Mtg Rev Multi-Family
           Emerald Pointe Apts (FHA Gtd)............... 7.100    11/01/33      2,009,990
  1,305    Louisiana Hsg Fin Agy Mtg Rev Single Family
           Access Pgm Ser B (GNMA Collateralized)...... 8.000    03/01/25      1,445,953
  3,000    Louisiana St Energy & Pwr Auth Pwr Proj Rev
           Rfdg (FSA Insd)............................. 5.750    01/01/12      3,249,930
  3,000    Saint Charles Parish, LA Environmental Impt
           Rev LA Pwr & Lt Co Ser A (AMBAC Insd)....... 6.875    07/01/24      3,259,680
                                                                            ------------
                                                                               9,965,553
                                                                            ------------
           MARYLAND  0.2%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................. 5.750    06/01/29        928,540
                                                                            ------------

           MASSACHUSETTS  2.1%
  3,955    Massachusetts Bay Tran Auth MA Genl Tran Sys
           Ser A Rfdg.................................. 5.500    03/01/12      4,243,596
  2,175    Massachusetts Bay Tran Auth MA Genl Tran Sys
           Ser B Rfdg (MBIA Insd)...................... 6.000    03/01/10      2,305,043
     75    Massachusetts Bay Tran Auth MA Genl Tran Sys
           Ser B Rfdg (Prerefunded @ 03/01/03) (MBIA
           Insd)....................................... 6.000    03/01/10         79,744
  1,500    Massachusetts St Grant Antic Nts Ser A...... 5.750    06/15/15      1,589,145

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 1,500    Massachusetts St Hlth & Edl Facs Auth Rev
           Partners Hlthcare Sys Ser C................. 5.750%   07/01/32   $  1,452,795
  1,000    Massachusetts St Hlth & Edl Facs Auth Rev
           Saint Mem Med Cent Ser A.................... 6.000    10/01/23        761,810
                                                                            ------------
                                                                              10,432,133
                                                                            ------------
           MICHIGAN  1.5%
  1,680    Michigan Higher Edl Fac Auth Rev Ltd Oblig
           Hope College Proj Rfdg (Connie Lee Insd).... 7.000    10/01/14      1,853,326
  3,350    Michigan St Hosp Fin Auth Rev Hosp Mid-MI
           Oblig Group (Prerefunded @ 12/01/02)........ 6.800    12/01/14      3,587,481
  1,900    Wayne St Univ MI Univ Rev Genl (FGIC
           Insd)....................................... 5.125    11/15/29      1,820,333
                                                                            ------------
                                                                               7,261,140
                                                                            ------------
           MISSISSIPPI  2.2%
  2,000    Mississippi Bus Fin Corp Miss Pollutn Ctl
           Rev Sys Energy Res Inc Proj................. 5.875    04/01/22      1,817,720
  1,000    Mississippi Bus Fin Corp Miss Pollutn Ctl
           Rev Sys Energy Res Inc Proj Rfdg............ 5.900    05/01/22        911,560
  4,425    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser B (GNMA Collateralized)...... 7.900    03/01/25      4,893,165
  1,135    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser C (GNMA Collateralized)...... 8.125    12/01/24      1,224,892
  1,699    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser E (GNMA Collateralized)...... 8.100    12/01/25      1,839,490
                                                                            ------------
                                                                              10,686,827
                                                                            ------------
           MISSOURI  0.8%
  2,100    Kansas City, MO Arpt Rev Genl Impt Ser A
           (FSA Insd).................................. 6.900    09/01/10      2,288,811
  1,400    St Louis, MO Arpt Rev....................... 6.000    01/01/04      1,435,000
                                                                            ------------
                                                                               3,723,811
                                                                            ------------
           NEBRASKA  0.4%
  2,050    American Pub Energy Agy NE Gas Sup Rev NE
           Pub Gas Agy Proj Ser A (AMBAC Insd)......... 4.375    06/01/10      1,920,912
                                                                            ------------

           NEW HAMPSHIRE  0.5%
  1,155    New Hampshire Hlth & Ed Facs Auth Rev
           Derryfield Sch.............................. 7.000    07/01/30      1,182,246
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,062,190
                                                                            ------------
                                                                               2,244,436
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY  5.3%
$10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)........................ 5.900%   03/15/21   $ 10,879,700
  8,000    New Jersey Econ Dev Auth Wtr Facs Rev NJ
           American Wtr Co Inc Proj Ser A (FGIC Insd)
           (b)......................................... 6.875    11/01/34      8,712,240
  1,750    New Jersey St Hwy Auth Garden St Pkwy Genl
           Rev Sr Pkwy................................. 6.250    01/01/14      1,810,008
  4,650    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)... 6.550    10/01/29      4,953,924
                                                                            ------------
                                                                              26,355,872
                                                                            ------------
           NEW YORK  24.2%
  1,500    Broome Cnty, NY Ctfs Partn Pub Safety Fac
           (MBIA Insd)................................. 5.250    04/01/15      1,514,490
  1,000    Long Island Pwr Auth NY Elec Sys Rev Genl
           Ser A (FSA Insd)............................ 5.000    12/01/18        975,400
  1,500    Metropolitan Transn Auth NY Commuter Facs
           Rev Ser A (MBIA Insd)....................... 5.625    07/01/27      1,538,865
  3,605    Metropolitan Transn Auth NY Tran Facs Rev
           Ser B (FGIC Insd)........................... 4.750    07/01/26      3,297,710
  3,000    Metropolitan Transn Auth NY Tran Facs Rev
           Svc Contract Ser R.......................... 5.500    07/01/17      3,076,830
  4,250    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Cent Proj (FSA Insd)....... 6.375    11/15/14      4,619,835
  1,300    New York City Indl Dev Civic YMCA Greater NY
           Proj........................................ 5.800    08/01/16      1,269,931
     10    New York City Ser A (Prerefunded @
           08/15/01)................................... 8.000    08/15/19         10,285
  1,325    New York City Ser B1 (Prerefunded @
           08/15/04)................................... 7.000    08/15/16      1,475,136
  3,575    New York City Ser E......................... 5.500    08/01/10      3,816,348
  2,225    New York City Ser F Rfdg.................... 6.000    08/01/11      2,388,404
  2,500    New York City Ser H......................... 5.750    03/15/12      2,709,175
  3,000    New York City Transitional Fin Auth Rev Ser
           B........................................... 5.500    02/01/15      3,132,240
  2,250    New York City Transitional Fin Auth Rev Ser
           B (FGIC Insd)............................... 4.750    11/01/23      2,053,980
  6,300    New York City Transitional Fin Auth Rev Ser
           C........................................... 5.000    05/01/26      5,952,366
  2,525    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser A (FSA Insd)............... 5.500    05/15/25      2,546,968

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 1,625    New York St Dorm Auth Lease Rev St Univ Dorm
           Facs Ser A.................................. 6.000%   07/01/14   $  1,778,043
  1,450    New York St Dorm Auth Lease Rev St Univ Dorm
           Facs Ser C (MBIA Insd)...................... 5.500    07/01/29      1,467,342
  3,970    New York St Dorm Auth Rev City Univ Ser F... 5.000    07/01/14      3,970,119
  3,100    New York St Dorm Auth Rev Cons City Univ Sys
           Ser A....................................... 5.625    07/01/16      3,282,001
  2,600    New York St Dorm Auth Rev Cons City Univ Sys
           Second Genl Res Ser A....................... 5.750    07/01/13      2,819,232
  5,050    New York St Dorm Auth Rev Cons City Univ Sys
           Second Genl Res Ser B....................... 5.375    07/01/07      5,339,719
  3,500    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27      3,136,420
  2,545    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Impt D (FSA Insd)...................... 5.875    02/15/14      2,748,931
  2,550    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser B Rfdg............................. 5.750    08/15/11      2,720,927
    650    New York St Dorm Auth Rev Ser B (Prerefunded
           @ 05/19/09)................................. 7.500    05/15/11        796,686
  5,000    New York St Dorm Auth Rev St Univ Edl Facs
           Ser A....................................... 5.500    05/15/08      5,350,150
  2,500    New York St Dorm Auth Rev St Univ Edl Facs
           Ser B (FSA Insd)............................ 5.250    05/15/13      2,621,775
  1,350    New York St Dorm Auth Rev St Univ Edl Facs
           Ser B Rfdg.................................. 7.500    05/15/11      1,590,003
  5,000    New York St Med Care Facs Fin Agy Rev NY
           Downtown Hosp Ser A (Prerefunded @
           02/15/05)................................... 6.800    02/15/20      5,622,550
  6,750    New York St Med Care Facs Fin Agy Rev NY
           Hosp Mtg Ser A (Prerefunded @ 02/15/05)
           (AMBAC Insd)................................ 6.300    08/15/06      7,473,735
  7,000    New York St Med Care Facs Fin Agy Rev NY
           Hosp Mtg Ser A (Prerefunded @ 02/15/05)
           (AMBAC Insd)................................ 6.400    08/15/07      7,775,040
  3,050    New York St Mtg Agy Rev Homeowner Mtg Ser
           82.......................................... 5.650    04/01/30      3,079,128
  5,695    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.750    04/01/08      6,135,337
  7,500    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.250    04/01/13      7,598,925

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 1,550    New York St Urban Dev Corp Rev Correctional
           Cap Fac Ser 7............................... 5.700%   01/01/27   $  1,581,000
  2,000    Triborough Brdg & Tunl Auth NY Rev Genl Purp
           Ser X....................................... 6.500    01/01/19      2,062,380
                                                                            ------------
                                                                             119,327,406
                                                                            ------------
           NORTH CAROLINA  2.9%
 11,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Indexed Caps Rfdg (MBIA Insd)...... 6.000    01/01/12     12,105,720
  2,230    Raleigh Durham, NC Arpt Auth Ser A (FGIC
           Insd)....................................... 5.250    11/01/17      2,247,617
                                                                            ------------
                                                                              14,353,337
                                                                            ------------
           NORTH DAKOTA  0.5%
  2,420    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
           Home Mtg Fin Ser B (MBIA Insd).............. 5.500    07/01/29      2,385,709
                                                                            ------------

           OHIO  0.4%
  1,000    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
           Proj........................................ 7.500    01/01/30      1,039,340
  1,000    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg........................................ 6.375    05/15/11      1,011,530
                                                                            ------------
                                                                               2,050,870
                                                                            ------------
           OKLAHOMA  0.9%
  1,100    Oklahoma City, OK Indl & Cultural Fac Trust
           Rev Dist Heating & Cooling Trigen (LOC:
           Societe Generale)........................... 6.750    09/15/17      1,101,529
  2,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg (FSA
           Insd)....................................... 5.750    07/01/30      2,070,700
  1,250    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      1,361,300
                                                                            ------------
                                                                               4,533,529
                                                                            ------------
           OREGON  1.2%
  4,000    Portland, OR Swr Sys Rev Ser A (FGIC
           Insd)....................................... 5.750    08/01/18      4,179,040
  1,760    Washington Cnty, OR Sch Dist No 015 Forest
           Grove (FSA Insd)............................ 5.375    06/15/16      1,792,912
                                                                            ------------
                                                                               5,971,952
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PENNSYLVANIA  6.9%
$   700    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      03/15/14   $    356,503
  1,830    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      09/15/14        907,881
  5,330    McGuffey Sch Dist PA Ser B (AMBAC Insd)..... 4.750%   08/01/28      4,691,359
  4,000    Pennsylvania Intergovt Coop Auth Spl Tax Rev
           Philadelphia Funding Pgm (Prerefunded @
           06/15/05) (FGIC Insd)....................... 6.750    06/15/21      4,443,960
  4,500    Pennsylvania St Higher Edl Facs Auth College
           & Univ Rev (MBIA Insd)...................... 4.750    07/15/33      3,898,980
  1,250    Pennsylvania St Tpk Comm Oil Franchise Tax
           Rev SubSer B (AMBAC Insd)................... 4.750    12/01/27      1,116,575
  3,000    Philadelphia, PA (FSA Insd)................. 5.000    03/15/28      2,806,080
  3,000    Philadelphia, PA Gas Wks Rev First Ser A
           (FSA Insd).................................. 5.000    07/01/26      2,806,320
  1,350    Philadelphia, PA Ind For Auth Dev Arpt Rev
           Philadelphia Arpt Sys Proj Ser A (FGIC
           Insd)....................................... 5.000    07/01/23      1,260,752
  2,440    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750    02/01/11      2,649,328
  7,500    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
           Asset Dist Sales Tax (AMBAC Insd)........... 5.000    02/01/29      7,044,825
  2,000    Radnor Twp, PA Sch Dist..................... 5.750    03/15/26      2,047,320
                                                                            ------------
                                                                              34,029,883
                                                                            ------------
           RHODE ISLAND  1.6%
  7,800    Rhode Island Hsg & Mtg Fin Corp
           Homeownership Oppty Ser 5................... 6.400    04/01/24      7,999,368
                                                                            ------------

           TENNESSEE  0.7%
  1,000    Elizabethton, TN Hlth & Edl Facs Brd Rev
           Rfdg & Impt Hosp First Mtg Ser B............ 8.000    07/01/33      1,052,860
  1,500    Elizabethton, TN Hlth & Edl Facs Brd Rev
           Rfdg & Impt Hosp Ser B (MBIA Insd).......... 7.750    07/01/29      1,825,275
  1,300    Franklin, TN Spl Sch Dist Cap Apprec (FSA
           Insd).......................................   *      06/01/16        574,249
                                                                            ------------
                                                                               3,452,384
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS  8.5%
$ 1,000    Brazos River Auth TX Rev Houston Lighting &
           Pwr Co Proj Rfdg (AMBAC Insd)............... 5.050%   11/01/18   $    956,870
    825    Brazos, TX Higher Edl Auth Inc Student Rev
           Subser A2 Rfdg.............................. 6.800    12/01/04        878,724
  1,084    Brazos, TX Higher Edl Auth Inc Student Rev
           Subser C2 Rfdg (Std Lns Gtd)................ 7.100    11/01/04      1,160,845
  1,315    Dallas Cnty, TX Cmnty College Dist Rev Fing
           Sys (AMBAC Insd)............................ 5.375    02/15/19      1,305,966
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
           B Rfdg (AMBAC Insd)......................... 5.875    02/15/29      3,049,530
  5,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airls Inc................. 7.250    11/01/30      5,227,050
  1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc.................... 7.125    11/01/26      1,516,890
  5,340    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc. .................. 7.625    11/01/21      5,515,472
  2,500    Dallas-Fort Worth, TX Intl Arpt Rev JT Ser A
           (FGIC Insd)................................. 5.750    11/01/30      2,536,050
  4,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A (a).............. 6.375    06/01/29      4,009,200
  2,910    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C
           (FGIC Insd)................................. 5.375    12/01/27      2,859,337
  5,140    Little Elm, TX Indpt Sch Dist Rfdg (PSFG
           Insd)....................................... 6.750    08/15/29      5,612,520
  1,500    Metropolitan Hlth Facs Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,488,930
  1,750    Sabine River Auth TX Pollutn Ctl Rev TX Elec
           Proj Ser A Rfdg............................. 6.450    06/01/21      1,761,988
  2,000    Tarrant Cnty, TX Jr College Dist............ 5.050    02/15/10      2,044,660
  2,000    Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Mtg Jr Lien Ser A Rfdg........... 8.100    09/01/15      2,182,740
                                                                            ------------
                                                                              42,106,772
                                                                            ------------
           WASHINGTON  3.0%
  3,750    Chelan Cnty, WA Pub Util Dist No 001 Cons
           Rev Chelan Hydro Ser A (MBIA Insd).......... 5.600    01/01/36      3,696,038
  2,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)............................. 5.500    07/01/18      2,532,075
  1,400    King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser
           A Rfdg...................................... 6.700    03/01/15      1,462,608

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           WASHINGTON (CONTINUED)
$ 2,120    Seattle, WA Mun Lt & Pwr Rev................ 5.625%   12/01/17   $  2,151,249
  5,000    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
           (FSA Insd).................................. 5.500    03/01/17      5,073,600
                                                                            ------------
                                                                              14,915,570
                                                                            ------------
           WEST VIRGINIA  2.3%
  2,500    Berkeley Cnty, WV Bldg Comm Hosp Rev City
           Hosp Proj................................... 6.500    11/01/22      2,399,550
  5,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      5,242,700
  2,000    West Virginia St Hsg Dev Fund Hsg Fin Ser
           A........................................... 5.550    05/01/17      2,020,660
  1,450    West Virginia St Hsg Dev Fund Hsg Fin Ser
           A........................................... 5.450    11/01/21      1,480,871
                                                                            ------------
                                                                              11,143,781
                                                                            ------------
           WISCONSIN  1.7%
  5,000    Madison, WI Indl Dev Rev Madison Gas & Elec
           Co Proj Ser A............................... 6.750    04/01/27      5,202,650
  3,000    Wisconsin Hsg & Econ Dev Auth Homeownership
           Rev Ser A................................... 6.450    03/01/17      3,075,840
                                                                            ------------
                                                                               8,278,490
                                                                            ------------
           WYOMING  0.2%
  1,000    University WY Univ Revs Facs Impt (FSA
           Insd)....................................... 5.500    06/01/18      1,021,300
                                                                            ------------
           PUERTO RICO  2.5%
  1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser V Rfdg.................................. 5.750    07/01/18      1,007,380
 10,000    Puerto Rico Comwlth Hwy & Transn Auth Hwy
           Rev Ser Y Rfdg (FSA Insd)................... 6.250    07/01/21     11,416,900
                                                                            ------------
                                                                              12,424,280
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  99.2%
  (Cost $460,403,942)....................................................    489,207,464
SHORT-TERM INVESTMENTS  0.5%
  (Cost $2,600,000)......................................................      2,600,000
                                                                            ------------
TOTAL INVESTMENTS  99.7%
  (Cost $463,003,942)....................................................    491,807,464
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..............................      1,630,707
                                                                            ------------
NET ASSETS  100.0%.......................................................   $493,438,171
                                                                            ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty
Std Lns--Student Loans

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $463,003,942).......................  $491,807,464
Cash........................................................        16,064
Receivables:
  Interest..................................................     8,058,258
  Investments Sold..........................................     1,673,323
Other.......................................................         8,223
                                                              ------------
    Total Assets............................................   501,563,332
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,247,072
  Income Distributions--Preferred Shares....................       305,366
  Investment Advisory Fee...................................       272,515
  Administrative Fee........................................        83,851
  Affiliates................................................         8,882
Trustees' Deferred Compensation and Retirement Plans........       149,552
Accrued Expenses............................................        57,923
                                                              ------------
    Total Liabilities.......................................     8,125,161
                                                              ------------
NET ASSETS..................................................  $493,438,171
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................  $190,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................       191,068
Paid in Surplus.............................................   282,031,706
Net Unrealized Appreciation.................................    28,803,522
Accumulated Undistributed Net Investment Income.............       711,911
Accumulated Net Realized Loss...............................    (8,300,036)
                                                              ------------
    Net Assets Applicable to Common Shares..................   303,438,171
                                                              ------------
NET ASSETS..................................................  $493,438,171
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($303,438,171 divided by
  19,106,785 shares outstanding)............................  $      15.88
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $14,307,882
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,602,560
Administrative Fee..........................................      493,096
Preferred Share Maintenance.................................      243,442
Trustees' Fees and Related Expenses.........................       22,394
Legal.......................................................       15,602
Custody.....................................................       14,854
Other.......................................................      115,472
                                                              -----------
    Total Expenses..........................................    2,507,420
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,800,462
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,886,906
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   26,111,931
  End of the Period.........................................   28,803,522
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,691,591
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,578,497
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,378,959
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 11,800,462        $ 23,676,431
Net Realized Gain..................................      3,886,906             900,101
Net Unrealized Appreciation During the Period......      2,691,591          12,085,166
                                                      ------------        ------------
Change in Net Assets from Operations...............     18,378,959          36,661,698
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (7,441,753)        (16,545,654)
  Preferred Shares.................................     (4,007,780)         (7,756,640)
                                                      ------------        ------------
Total Distributions................................    (11,449,533)        (24,302,294)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      6,929,426          12,359,404
NET ASSETS:
Beginning of the Period............................    486,508,745         474,149,341
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $711,911
  and $360,982, respectively)......................   $493,438,171        $486,508,745
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX
                                                         MONTHS
                                                         ENDED
                                                       APRIL 30,     --------------------
                                                          2001         2000        1999
                                                       ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).......     $ 15.52      $  14.87    $  16.93
                                                        -------      --------    --------
  Net Investment Income............................         .62          1.24        1.22
  Net Realized and Unrealized Gain/Loss............         .34           .68       (2.06)
                                                        -------      --------    --------
Total from Investment Operations...................         .96          1.92        (.84)
                                                        -------      --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders....................         .39           .87         .90
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................         .21           .40         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders....................         -0-           -0-         -0-
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................         -0-           -0-         -0-
                                                        -------      --------    --------
Total Distributions................................         .60          1.27        1.22
                                                        -------      --------    --------
NET ASSET VALUE, END OF THE PERIOD.................     $ 15.88      $  15.52    $  14.87
                                                        =======      ========    ========
Market Price Per Share at End of the Period........     $13.990      $12.9375    $12.9375
Total Investment Return at Market Price (b)........      11.20%**       6.86%     -13.16%
Total Return at Net Asset Value (c)................       4.82%**      10.56%      -7.16%
Net Assets at End of the Period (In millions)......     $ 493.4      $  486.5    $  474.1
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares*................................       1.65%         1.75%       1.66%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)...........       5.12%         5.61%       5.56%
Portfolio Turnover.................................         18%**         26%         33%
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares......................       1.02%         1.05%       1.03%

** Non-Annualized

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                                  SEPTEMBER 25, 1992
                                                                    (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                              OF INVESTMENT
---------------------------------------------------------------     OPERATIONS) TO
      1998       1997      1996      1995      1994      1993      OCTOBER 31, 1992
------------------------------------------------------------------------------------
    $  16.35   $  15.68   $ 15.61   $ 13.99   $ 17.18   $ 14.59        $ 14.77
    --------   --------   -------   -------   -------   -------        -------
        1.25       1.26      1.29      1.33      1.35      1.37            .06
         .59        .72       .16      1.70     (3.15)     2.41           (.24)
    --------   --------   -------   -------   -------   -------        -------
        1.84       1.98      1.45      3.03     (1.80)     3.78           (.18)
    --------   --------   -------   -------   -------   -------        -------
         .91        .96      1.02      1.02      1.02       .89            -0-
         .35        .35       .36       .39       .28       .30            -0-
         -0-        -0-       -0-       -0-       .07       -0-            -0-
         -0-        -0-       -0-       -0-       .02       -0-            -0-
    --------   --------   -------   -------   -------   -------        -------
        1.26       1.31      1.38      1.41      1.39      1.19            -0-
    --------   --------   -------   -------   -------   -------        -------
    $  16.93   $  16.35   $ 15.68   $ 15.61   $ 13.99   $ 17.18        $ 14.59
    ========   ========   =======   =======   =======   =======        =======
    $15.8125   $15.0625   $14.750   $14.375   $12.750   $16.000        $13.875
      11.33%      8.96%     9.88%    21.06%   -14.17%    22.08%         -7.50%**
       9.35%     10.74%     7.22%    19.46%   -12.71%    24.24%         -2.73%**
    $  513.4   $  502.5   $ 489.7   $ 488.3   $ 457.3   $ 518.2        $ 468.7
       1.64%      1.66%     1.72%     1.72%     1.64%     1.66%          1.12%
       5.35%      5.76%     5.99%     6.31%     6.81%     6.57%          3.52%
         30%        49%       37%       79%      133%      112%            15%**
       1.03%      1.02%     1.05%     1.03%     1.00%     1.03%          1.00%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for the fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $985,056.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $12,103,641, which will expire between October 31, 2002 and October 31, 2007. Net realized gains or losses differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $463,087,242; the aggregate gross unrealized appreciation is $31,300,386 and the aggregate gross unrealized depreciation is $2,580,164, resulting in net unrealized appreciation on long- and short-term investments of $28,720,222.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $3,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $24,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $88,246,266 and $86,551,281, respectively.

4. PREFERRED SHARES

The Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on April 30, 2001 was 3.808%. During the six months ended April 30, 2001, the rates ranged from 3.295% to 6.900%.

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NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

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

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in

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

the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

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